UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 17, 2006
BARNABUS ENERGY, INC. (Exact Name of Registrant as Specified in Charter)
NEVADA (State or Other Jurisdiction of Incorporation)	000-50450 (Commission File Number)	98-0370750 (IRS Employer Identification No.)
514 Via De La Valle Suite 200 Solana Beach, CA (Address of Principal Executive Offices)	92075 (Zip Code)
Registrant’s telephone number, including area code: (858)-794-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

As permitted by General Instruction B to the Form 8-K, this Current Report incorporates by reference the information contained in a previously filed report relating to an Oil & Gas Asset Sale Agreement dated as of March 3, 2005 (the "OGAS Agreement") by and among GoldStar Gas Corp ("GoldStar"), Barnabus Energy, Inc. (the "Company") under its former name Sapphire Energy Inc., and Barnabus Enterprises, Limited: Form 8-K filed on August 31, 2005 (the "Original Report").

On March 3, 2005, the Company entered into the OGAS Agreement with Goldstar. Pursuant to the terms of the OGAS Agreement, the Company agreed to acquire a 90% interest in a bare trust from Goldstar. The bare trust was administered by MB Gas Inc., as bare trustee, which held legal title to certain unproven petroleum and natural gas assets (the "Manyberries Assets") on behalf of Goldstar as set out in the OGAS Agreement. The Company agreed to acquire the beneficial interest in consideration for the issuance of 2,000,000 common stock of the Company to Goldstar, a cash payment of $99,483 and the assumption of Goldstar’s debt amounting to $624,751. In addition to the issuance of shares to Goldstar, the company agreed to issue 250,000 common stock of the Company as an agency fee in connection with the OGAS Agreement.

On January 17, 2006, the Company entered into a Settlement and Rescission Agreement to transfer all its rights, title and interest in the Manyberries Assets to the party from which they were originally acquired, which includes the following significant terms:

•	A release from its obligation to issue 2,250,000 shares of common stock;

•	A release from any further obligation to fund the operations of these assets or of the operator;

•	A settlement and rescission agreement constituting a full and final settlement of all issues arising, past, present and future, among the parties; and

•	The receipt of $350,000 in cash and a $650,000 note receivable, bearing interest at 5% per annum, due not later than November 28, 2006, and secured by a lien on all of the assets of the debtor.

The Company received the above noted $350,000 cash deposit on December 8, 2005. The Company entered into a Debenture Pledge Agreement and a Debenture agreement on January 17, 2006 with Goldstar for $650,000.

A copy of the Settlement and Rescission Agreement, Debenture Pledge Agreement and Debenture agreement are attached hereto as exhibit 99.1, 99.2 and 99.3 respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Settlement and Rescission Agreement

99.2	Debenture Pledge Agreement

99.3	Debenture agreement

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNABUS ENERGY, INC.

Date: January 17, 2006	By:___/s/David Saltman_______________
Name: David Saltman
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Settlement and Rescission Agreement

99.2	Debenture Pledge Agreement

99.3	Debenture agreement